                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) December 13, 2007

                                    SPSS Inc.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                      000-22194               36-2815480
(State or Other Jurisdiction of          (Commission           (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)

233 South Wacker Drive, Chicago, Illinois                           60606
 (Address of Principal Executive Offices)                         (Zip Code)

                                 (312) 651-3000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02: DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
     APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On December 13, 2007, the Board of Directors of SPSS Inc., a Delaware corporation ("SPSS" or the "Company"), voted to increase the current size of the Board from seven to eight members, as permitted by the Company's By-laws. Upon recommendation of the Nominating and Corporate Governance Committee, on December 13, 2007, the Board appointed Ms. Patricia B. Morrison, effective immediately, to fill the vacant seat created by the increase in the size of the Board. Upon recommendation of the Nominating and Corporate Governance Committee, the Board also appointed Ms. Morrison to serve as a member of the Board's Audit Committee, effective January 1, 2008.

     Ms. Morrison, 48, currently as the Executive Vice President and Chief Information Officer of Motorola, Inc., a designer, manufacturer, marketer and seller of mobile communication products. She was the Senior Vice President and Chief Information Officer of Motorola from 2005 to 2007. Previously, Ms. Morrison was the Executive Vice President and Chief Information Officer of Office Depot, Inc., a supplier of office products and services, from 2002 to 2005. From 2000 to 2002, she was the Chief Information Officer of The Quaker Oats Company, a manufacturer of food and beverage products. Ms. Morrison currently serves as a member of the Board of Directors of Jo-Ann Stores, Inc., the Lyric Opera of Chicago and the Chicago Symphony Orchestra. Ms. Morrison holds a bachelor of arts degree in mathematics and statistics and a bachelor of science degree in secondary education from Miami University.

     Ms. Morrison will serve as a member of the class of directors whose terms expire at the 2009 Annual Meeting of Stockholders.

     Under the terms of the Company's Second Amended and Restated 2002 Equity Incentive Plan, on the date that Ms. Morrison was appointed to the Board, Ms. Morrison received a formula grant of stock options and deferred share units.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPSS Inc.


                                        By: /s/ Raymond H. Panza
                                            ------------------------------------
                                            Raymond H. Panza
                                            Executive Vice President, Corporate
                                            Operations, Chief Financial Officer
                                            and Secretary

Dated: December 13, 2007


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